04/17/98
                               AMENDMENT NO. 11 TO
                           LOAN AND SECURITY AGREEMENT

         This Amendment No. 11 to Loan and Security Agreement (this "Amendment") is entered into as of this 30th day of April, 1998, by and between FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender"), and GENERAL TEXTILES, a California corporation ("Borrower").

                              W I T N E S S E T H :

         WHEREAS, Borrower and Greyhound Financial Capital Corporation, an Oregon corporation, predecessor by merger and name change to Lender, entered into a Loan and Security Agreement dated as of October 14, 1993, as amended by
(i) an Amendment No. 1 to Loan and Security Agreement dated as of July 11, 1994,
(ii) an Amendment No. 2 to Loan and Security Agreement dated as of March 31, 1995, (iii) an Amendment No. 3 to Loan and Security Agreement dated as of July 27, 1995, (iv) an Amendment No. 4 to Loan and Security Agreement dated as of November 10, 1995, (v) an Amendment No. 5 to Loan and Security Agreement dated as of April 18, 1996, (vi) an Amendment No. 6 to Loan and Security Agreement dated as of July 10, 1996, (vii) an Amendment No. 7 to Loan and Security Agreement dated as of December 31, 1996, (viii) a Letter Agreement dated January 10, 1997 with respect to the establishment of certain letters of credit (ix) an Amendment No. 8 to Loan and Security Agreement and Waiver dated April 23, 1997,
(x) an Amendment No. 9 to Loan and Security Agreement dated as of May 30, 1997, and (xi) an Amendment No. 10 to Loan and Security Agreement and Waiver dated as of September 24, 1997 (as so amended, the "Loan Agreement"), that evidences a loan from Lender to Borrower; and

         WHEREAS, Borrower has asked Lender to modify the Loan Agreement in accordance with the terms of, and subject to the conditions contained in, this Amendment and Lender is willing so to amend the Loan Agreement, upon the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of these recitals, the covenants contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower agree as follows:

         1. Definitions. Unless otherwise defined in this Amendment, all capitalized terms used herein which are defined in the Loan Agreement have the same meaning as set forth in the Loan Agreement.

         2. Loan Agreement. The Loan Agreement is amended as follows:

         2.1.Definitions. Section 1(A) is hereby amended by adding the following definitions:

                           "'Eleventh  Amendment'  means that certain  Amendment
                  No. 11 to Loan and Security Agreement between Lender and Borrower dated as of April 30, 1998."

                           "'Eleventh  Amendment Effective Date' means April 30,
                  1998, the date upon which the Eleventh Amendment became effective pursuant to the terms and upon the conditions thereof."

          2.2.Current Ratio.  Paragraph 14(N) is hereby amended in its entirety to read as follows:

                           "(N) Current Ratio. Borrower shall maintain its ratio
                  of Current Assets to Current Liabilities, measured as of the end of each fiscal quarter set forth in the table below, of not less than the amount set forth opposite such quarter:

                              Test Date                        Current Ratio
                           April 30, 1998                       1.05 to 1.0
                            July 31, 1998                       1.00 to 1.0
                          October 31, 1998                      1.05 to 1.0
                          January 31, 1999                      0.90 to 1.0
                             Thereafter                         1.20 to 1.0"

                  2.3 Senior Debt Service Coverage. Paragraph 22 of the Addendum to the Loan Agreement is hereby amended to provide that, so long as any of the Obligations remain outstanding and the Loan Agreement is in effect, Borrower shall maintain its ratio of Operating Cash Flow to Senior Contractual Debt Service, measured as of the end of each calendar month set forth in the table below (on a rolling twelve-month basis), of not less than the amount set forth opposite such month:

                              Test Date                         Senior Debt
                                                               Service Ratio
                           April 30, 1998                       1.60 to 1.0
                            July 31, 1998                       1.15 to 1.0
                          October 31, 1998                      1.15 to 1.0
                          January 31, 1999                      1.30 to 1.0
                             Thereafter                         1.60 to 1.0

                  2.4 Total Debt Service Coverage. Paragraph 22 of the Addendum to the Loan Agreement is hereby further amended to provide that, so long as any of the Obligations remain outstanding and the Loan Agreement is in effect, Borrower shall maintain its ratio of Operating Cash Flow to Total Contractual Debt Service, measured as of the end of each calendar month set forth in the table below (on a rolling twelve-month basis), of not less than the amount set forth opposite such month:

                              Test Date                         Total Debt
                                                               Service Ratio
                           April 30, 1998                       1.40 to 1.0
                            July 31, 1998                       1.00 to 1.0
                          October 31, 1998                      1.00 to 1.0
                          January 31, 1999                      1.15 to 1.0
                             Thereafter                         1.40 to 1.0

         3. Effect as an Amendment. Other than as specifically set forth in this Amendment, the remaining terms of the Loan Agreement and the other Loan Documents shall remain in full force and effect and shall remain unaffected and unchanged except as specifically amended hereby. In the event of any conflict between the terms and conditions of this Amendment and any of the other Loan Documents, the provisions of this Amendment shall control. Each reference to in the Loan Agreement to "this Agreement" shall be deemed to refer to the Loan Agreement as amended through and including the Eleventh Amendment, and each reference in any other Loan Document to the Loan Agreement as amended through and including the Eleventh Amendment.

         4. No Waiver. This Amendment in no way acts as a waiver by Lender of any breach, default, Event of Default or condition which, with the giving of notice or passing of time or both, would constitute an Event of Default, of Borrower (whether known or unknown to Lender) or as a release or relinquishment of any of the liens, security interests, rights or remedies securing payment and performance of the Obligations or the enforcement thereof. Nothing contained in this Amendment is intended to or shall be construed as relieving any person or entity, whether a party to this Amendment or not, of any of such person's or entity's obligations to Lender.

         5. Amendment Fee. In consideration of Lender's agreement to enter into this Amendment and to the modification to the Loan Documents and the waivers by Lender described herein, Borrower agrees to pay on or before the Eleventh Amendment Effective Date the amount of FORTY-FIVE THOUSAND DOLLARS ($45,000) (the "Amendment Fee"). Borrower and Lender acknowledge that Lender may withhold the Amendment Fee from the proceeds of the Total Facility, to the extent the Amendment Fee is not paid prior to disbursement thereof.

         6. Conditions Precedent. This Amendment will not be effective unless and until each of the following conditions precedent have been satisfied, in form, manner and substance satisfactory to Lender prior to April 30, 1998:

                  (a) Borrower shall have delivered or caused to be delivered to Lender the following documents, all of which shall be properly completed, executed and otherwise satisfactory to Lender:

                    (i) This Amendment;

                    (ii)Consent of Guarantor in the form attached hereto and
                         incorporated  herein by this reference;

                    (iii)A corporate  resolution and Certificate of Secretary of each of Borrower and Guarantor, approving the
                        transactions contemplated hereby to which it is a party;

                    (iv) An Acknowledgment and Reaffirmation, in form and substance, and from such parties, as Lender may require; and

                    (v)Such other items as Lender may require or deem necessary.

                  (b) There shall not then exist an Event of Default or any act or event which with notice, passage of time, or both would constitute an Event of Default.

                  (c) All the representations and warranties of the Loan Parties in the Loan Documents shall be true and correct, in all material respects, before and after giving effect to the making of this Amendment.

                  (d) Borrower shall have paid all closing costs, recording fees and taxes, appraisal fees and expenses, travel expenses, fees and expenses of Lender's counsel, and all other costs and expenses incurred by Lender in connection with the preparation of, closing of and disbursement of the advances pursuant to this Amendment, which costs, fees and expenses may be payable from the first advance made pursuant to this Amendment.

                  (e)      Borrower shall have paid the Amendment Fee.

         7. Indebtedness Acknowledged. Borrower acknowledges that the indebtedness evidenced by the Loan Documents is just and owing and agrees to pay such indebtedness in accordance with the terms of the Loan Documents. Borrower further acknowledges and represents that no event has occurred and no condition presently exists that would constitute a default or event of default by Lender under the Loan Agreement or any of the other Loan Documents, with or without notice or lapse of time.

         8. Validity of Documents. Borrower hereby ratifies, reaffirms, acknowledges and agrees that the Loan Agreement and the other Loan Documents represent valid, enforceable and collectable obligations of Borrower, and that Borrower presently has no existing claims, defenses (personal or otherwise) or rights of setoff whatsoever with respect to the Obligations of Borrower under the Loan Agreement or any of the other Loan Documents. Borrower furthermore agrees that it has no defense, counterclaim, offset, cross-complaint, claim or demand of any nature whatsoever which can be asserted as a basis to seek affirmative relief or damages from Lender.

         9. Reaffirmation of Warranties. Borrower hereby reaffirms to Lender each of the representations, warranties, covenants and agreements of Borrower as set forth in each of the Loan Documents with the same force and effect as if each were separately stated herein and made as of the date hereof. Borrower represents and warrants to Lender that with respect to the financing transaction herein contemplated, no Person is entitled to any brokerage fee or other commission and Borrower agrees to indemnify and hold Lender harmless against any and all such claims.

         10. Other Writings. Lender and Borrower will execute such other writings as may be necessary to confirm or carry out the intentions of Lender and Borrower evidenced by this Amendment.

         11. Entire Agreement. The Loan Documents as modified by this Amendment embody the entire agreement and understanding between Borrower and Lender, and supersede all prior agreements and understandings between said parties relating to the subject matter thereof.

         12. Counterparts; Telefacsimile Execution. This Amendment (including the consents attached hereto) may be executed in any number of separate counterparts, all of which when taken together shall constitute one and the same instrument, admissible into evidence, notwithstanding the fact that all parties have not signed the same counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile shall also deliver a manually executed counterpart of this Amendment, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first written above.


                                     FINOVA  CAPITAL  CORPORATION,   a  Delaware
                                     corporation,     successor-by-merger     to
                                     Greyhound Financial Capital Corporation, an
                                     Oregon corporation

                                      By:
                                      Name:
                                      Title:


                   GENERAL TEXTILES, a California corporation

                                     By: /s/ Jonathan W. Spatz
                                     Name: Jonathan W. Spatz
                                     Title:Executive Vice President

                              CONSENT OF GUARANTOR

                  The undersigned ("Guarantor") hereby executes this Consent for the purpose of (i) evidencing Guarantor's consent to the execution and performance of the foregoing Amendment No. 11 to Loan and Security Agreement (the "Eleventh Amendment") by Lender and Borrower, (ii) reaffirming the terms of the Guaranty Agreement executed by Guarantor, (iii) evidencing Guarantor's agreement that the Borrower's Obligations as set forth in the Guaranty Agreement shall, for all purposes, include the Loan Documents, as amended by the Eleventh Amendment, and shall further include all additional amounts which may be funded or advanced to Borrower pursuant to the Loan Agreement described above as amended by the Eleventh Amendment, and (iv) ratifying and affirming all terms and provisions of the Guaranty Agreement. Except to the extent otherwise indicated, terms used herein with initial capital letters shall have the meanings set forth in the Loan Agreement, as amended by the Eleventh Amendment.

                  Guarantor agrees that it has no defense, counterclaim, offset, cross-complaint, claim or demand of any nature whatsoever which can be asserted as a basis to seek affirmative relief or damages from Lender.

                  IN WITNESS WHEREOF, the undersigned has hereunto executed this Consent as of this 30th day of April, 1998.

                                                FAMILY BARGAIN CORPORATION,
                             a Delaware corporation


                                                By: /s/ Jaonathan W. Spatz
                             Name: Jonathan W. Spatz
                                                Title: Executive Vice President